                                                                    EXHIBIT 10.5

                                  (ISDA LOGO)

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                                Master Agreement
--------------------------------------------------------------------------------

                          dated as of November 1, 2001

                                    between

CITIBANK N.A.                               AMERITRADE HOLDING
                                            CORPORATION
----------------------------------   and    ------------------------------------
           ("Party A")                                  ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows: --

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

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                                                                  EXECUTION COPY
                                                                       CB03-655B

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes no additional obligations with respect to Party A and Party B.

(b)  CREDIT SUPPORT OBLIGATIONS.

     (i)  Delivery Amount, Return Amount and Credit Support Amount.

          (A)  "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

          (B)  "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

          (C)  "CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

     (ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL" for the party specified:


                                                                    PARTY     PARTY     VALUATION
                                                                      A         B      PERCENTAGE
          (A)  Cash                                                   X         X         100%

          (B)  negotiable debt obligations issued by the U.S.         X         X         100%
               Treasury Department having a remaining maturity
               at issuance of less than one year

          (C)  negotiable debt obligations issued by the U.S.         X         X          98%
               Treasury Department having a remaining maturity
               at issuance of at least one year but less than
               10 years

          (D)  negotiable debt obligations issued by the U.S.         X         X          95%
               Treasury Department having a remaining maturity
               at issuance of more than 10 years


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     Certificated securities shall not constitute "Eligible Collateral".

     (iii) OTHER ELIGIBLE SUPPORT. As set forth in the Confirmation.

     (iv)  THRESHOLDS.

           (A) "INDEPENDENT AMOUNT" means with respect to Party A:$0. "INDEPENDENT AMOUNT" means with respect to Party B:$0.

           (B) "THRESHOLD" means, with respect to this Credit Support Annex and with respect to Party A and Party B: $0.

           (C) "MINIMUM TRANSFER AMOUNT" means with respect to Party A and Party B U.S. $100,000; provided, however, that if a Secured Party is holding Posted Credit Support and the Credit Support Amount for that Secured Party is, or is deemed to be, zero at that time and, but for its Minimum Transfer Amount, the Secured Party would be required to make a Transfer to the Pledgor under Paragraph 3(b), the Minimum Transfer Amount will be zero; and, provided further, that if an Event of Default or a Potential Event of Default occurs and is continuing with respect to such party or an Early Termination Date has occurred or been designated as a result of an Event of Default with respect to such party, the Minimum Transfer Amount will be zero.

           (D) ROUNDING. The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of $50,000, respectively, with $500 being rounded up.

(c) VALUATION AND TIMING.

     (i)   "VALUATION AGENT" means Citibank, N.A.

     (ii)  "VALUATION DATE" means each Local Business Day.

     (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local Business Day.

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
(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. There shall be no "SPECIFIED CONDITIONS" for either party.

(e)  SUBSTITUTION.

     (i)    "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

     (ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)  DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of a dispute is given under Paragraph 5.

     (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: Disputes over Value will be resolved by the Valuation Agent seeking three bid quotes as of the relevant Valuation Date or date of Transfer from parties that regularly act as dealers in the securities or other property in question. The Value will be the arithmetic mean of the quotes received by the Valuation Agent multiplied by the applicable Valuation Percentage.

     (iii)  ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g)  HOLDING AND USING POSTED COLLATERAL.

     (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party A will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

            (1)  Party A is not a Defaulting Party.

            (2) Posted Collateral may be held only in the following jurisdictions: United States.

            (3) Party A's Custodian shall (A) be a U.S. financial institution or the U.S. branch of a non-U.S. financial institution and (B) have a rating of A1 or higher by Moody's Investors Services, Inc. ("Moody's") and A+ or higher by Standard & Poor's Corporation ("S&P"), respectively, and have a capitalization in excess of $5 Billion. The Custodian shall be a party acceptable to Party B.


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
                  (4) Party A has a Long Term Issuer Rating applicable to the
                      Head Office of Citibank, N.A. of at least Baa3 and BBB-, as determined by Moody's or S&P, respectively.

         Initially, the CUSTODIAN for Party A is: None.

         Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

         (1)  Party B is not a Defaulting Party.

         (2)  Posted Collateral may be held only in the following jurisdictions:
              United States.

         (3) Party B's Custodian shall (A) be a U.S. financial institution or the U.S. branch of a non-U.S. financial institution and and (B) have a rating of A1 or higher by Moody's Investors Services, Inc. ("Moody's") and A+ or higher by Standard & Poor's Corporation ("S&P"), respectively, and have a capitalization in excess of $5 Billion. The Custodian shall be a party acceptable to Party A.

         (4) Party B has a senior long-term unsecured debt rating of at least Baa3 and BBB-, as determined by Moody's or S&P, respectively.

         Initially, the CUSTODIAN for Party B is: None.

         (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c)(i) will apply to Party A and Party B; provided that in the case of Party A it has a Long Term Issuer Rating applicable to the Head Office of Citibank, N.A. of at least Baa3 and BBB-, as determined by Moody's or S&P, and in the case of Party B, it has a senior long-term unsecured debt rating of at lease Baa3 and BBB-, as determined by Moody's or S&P.

(h) DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" will be the Federal Funds Rate. "FEDERAL FUNDS RATE" means, for any day, the rate set forth in H.15(519) for that day opposite the caption "Federal Funds (Effective)". If on any day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in Composite 3:30 p.m. Quotations for U.S. Government Securities for that day under the caption "Federal Funds/Effective Rate". If on any day the appropriate rate for such day is not yet published in either H.15(519) or Composite 3:30 P.M. Quotations for U.S. Government Securities, the rate for such day will be the arithmetic means of the rates for the last transaction in overnight U.S. Dollar Federal funds arranged by three leading brokers of U.S.


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
           Dollar Federal funds transactions in New York City selected by Citibank in good faith prior to 9:00 a.m., New York City time, on such day. "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "COMPOSITE 3:30 P.M. QUOTATIONS FOR U.S. GOVERNMENT SECURITIES" means the daily statistical release designated as such, or any successor publication, published by the Federal Reserve Bank of New York.

     (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that all Posted Collateral in the form of Cash is transferred to the pledgor pursuant to paragraph 3(b).

     (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i) ADDITIONAL REPRESENTATION(S). None.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT. None.

(k) DEMANDS AND NOTICES.

    All demands, specification and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

    Party A:  Citibank, N.A.
              333 West 34th Street
              2nd Floor
              New York, New York 10001
              Attention: Margin Operations
              Telephone No.: 212-615-8205
              Telefax No.: 212-615-8295

    Party B:  As set forth in the Schedule.

(l) ADDRESSES FOR TRANSFERS.

    Party A: As set forth in demands and notices from one party to the other party from time to time.

    Party B: As set forth in demands and notices from one party to the other party from time to time.


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
(m) OTHER PROVISIONS.

         (i) The definition of Posted Collateral shall also include any and all accounts in which the Cash which constitutes Posted Collateral is held.

         (ii) Paragraph 6(a) is hereby amended by adding the following sentence to the end thereof:

               The Secured Party shall identify on its books and records the Posted Collateral (including for the sake of clarity, any cash proceeds of or distribution on such Posted Collateral) held by it from all other assets it may hold.

         (iii) The following new paragraph is added to the end of Paragraph
               8(a):

               To the extent notice is required under applicable law, the parties hereto agree that notice on the day of sale is reasonable notice for purposes of the Uniform Commercial Code 9-504(3) (as in effect in New York).

         (iv) Events of Default. Paragraph 7(i) shall be amended and restated in its entirety as follows:

               (i) that party fails (or fails to cause its Custodian) to make, when due any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount as applicable, required to be made by it and that failure continues for one Local Business Day after notice of that failure is given to that party.

         (v) For purposes of this Credit Support Annex, Local Business Day shall have the meaning specified in Paragraph 12; provided, however, that if the New York Stock Exchange is not scheduled to be open to transact business on such day, such day shall not be a Local Business Day.


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
CITIBANK, N.A.                               AMERITRADE HOLDING
                                             CORPORATION


By: /s/ LINDA K. COOK                        By: /s/ WILLIAM J. GERBER
    --------------------------                   -------------------------------

Print Name: Linda K. Cook                    Print Name: William J. Gerber
            ------------------                           -----------------------

Title: Vice President                        Title: Managing Director of Finance
       -----------------------                      ----------------------------

Date:                                        Date: 08/29/02
      ------------------------                     -----------------------------


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